Supplement to the Statutory Prospectus, Summary Prospectus and
Statement of Additional Information

CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND

The following information supersedes certain information in the fund's Statutory Prospectus, Summary Prospectus and Statement of Additional Information.

On April 4, 2018, the Board of Trustees (the "Board") of Credit Suisse Commodity Strategy Funds (the "Trust") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") for Credit Suisse Commodity ACCESS Strategy Fund (the "Fund"), a series of the Trust, whereby the assets of the Fund would be liquidated and the Fund subsequently dissolved.

IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE APRIL 4, 2018.

The liquidation of the Fund, originally scheduled for May 31, 2018 has been moved to June 6, 2018 in order to provide the Fund with sufficient time to convert its remaining portfolio positions to cash after its last trading day of May 31, 2018. As a result each shareholder of the Fund as of the close of business on June 6, 2018 will be entitled to receive a distribution in an amount equal to the net asset value of his/her shares as of June 6, 2018, to be received on or about June 7, 2018. Each shareholder may also receive unpaid income dividends and capital gain distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders of the Fund should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Fund shares prior to such liquidation date. A previous notice describing the Plan and the liquidation and dissolution of the Fund was mailed to shareholders.

The Fund will continue to pay Distribution and Service (12b-1) fees up to June 6, 2018 on all classes of shares.

Dated: May 15, 2018	16-0518 for CS-PRO CAS-SUMPRO 2018-002